UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2025
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BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

6811 Benjamin Franklin Drive, Suite 200
Columbia, MD 21046
(Address of principal executive offices, including Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbols	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2025, BigBear.ai Holdings, Inc. (the “Company”) announced that it has appointed Kevin McAleenan as Chief Executive Officer and member of the Board of Directors. Amanda Long will step down as Chief Executive Officer and from the Board of Directors, transitioning to serve as a Company advisor. The Company thanks Mrs. Long for her dedication and service to the Company and its stockholders.

Mr. McAleenan, 53, currently serves as the Company’s President. Mr. McAleenan co-founded Pangiam, and served as Chairman and Chief Executive Officer from January 2020 until Pangiam was acquired by BigBear.ai in 2024. Pangiam developed and delivered identity and risk management software solutions for both government and commercial customers. Prior to founding Pangiam, Mr. McAleenan spent almost two decades in government, focusing on counterterrorism, border and immigration security, and trade and travel security and facilitation. After serving as a career professional at U.S. Customs and Border Protection from 2001 through 2018, Mr. McAleenan was confirmed by the Senate in 2018 as Commissioner, U.S. Customs and Border Protection, and then served as Acting Secretary, Department of Homeland Security under appointment by President Donald J. Trump in 2019. Mr. McAleenan earned a Bachelor of Arts in Political Science from Amherst College and a Juris Doctorate from the University of Chicago Law School.

Mr. McAleenan will serve on the Board as a Class II Director for a term expiring at the Company’s annual meeting of stockholders in 2026 and until his successor has been duly elected and qualified or until his earlier resignation or removal.

There are no arrangements or understandings between Mr. McAleenan and any other person pursuant to which Mr. McAleenan was appointed as Chief Executive Officer. There are no family relationships among any of the Company’s directors or executive officers and Mr. McAleenan.

In connection with his appointment as Chief Executive Officer and pursuant to an offer letter, dated as of January 15, 2025 (the “Offer Letter”), Mr. McAleenan will be entitled to the following compensation: (i) an annualized base salary of $500,000; (ii) eligibility to participate in the Company’s short-term incentive program with an annual bonus target of 125% of his annual base compensation based upon mutually developed performance objectives, to be paid in either cash or performance units, less applicable payroll deductions and withholdings; (iii) an initial award with a value of $4,000,000, to be awarded in the form of 50% restricted stock units and 50% stock options; (iv) beginning in 2025 and subject to Compensation Committee approval, a recurring annual grant estimated to be valued at 200% of base compensation and split (at the Compensation Committee’s discretion) between restricted stock units, performance stock units, stock options and other long-term incentive vehicles; and (v) eligibility to participate in the Company’s employee benefit plans and programs in accordance with the terms and conditions of the applicable plans and programs. In connection with his appointment, the Company will also enter into its standard form of indemnification agreement (the “Standard Indemnification Agreement”) with Mr. McAleenan.

As part of Mrs. Long’s departure and pursuant to the BigBear.ai LLC Executive Severance Program (the “ESP”), Mrs. Long will be entitled to receive the following payments and benefits, in each case, less all applicable taxes, withholdings and authorized or required deductions, subject to her timely execution of a separation agreement and general release (the “Separation and Release Agreement”): (i) a payment of $1,125,000, which is equivalent to Mrs. Long’s base salary for a period of twelve months plus one times her Target Annual Bonus as defined in the ESP, paid as salary continuation on the Company’s regular payroll schedule, and (ii) a lump sum payment of approximately $170,298.96, which is equivalent to twelve months of the employer share of health and welfare premiums for plans in which Mrs. Long was enrolled as of the separation date (collectively, the “Severance Benefits”). In exchange for the Severance Benefits, Mrs. Long will agree to a release of claims in favor of the Company and reaffirmation of her commitment to comply with her existing restrictive covenant obligations. Mrs. Long will provide certain services to the Company for specific projects that are mutually agreed upon from time to time at a rate not to exceed $550 per hour.

The foregoing descriptions of the Offer Letter and the Standard Indemnification Agreement are qualified in their entirety by reference to the complete text of the Offer Letter and the Standard Indemnification Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On January 15, 2025, the Company issued a press release with respect to the management changes described in Item 5.02 of this Current Report on Form 8-K. The press release is included in this report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	Offer Letter, dated as of January 15, 2025, between BigBear.ai Holdings, Inc. and Kevin McAleenan
10.2	Form of Standard Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021)
99.1	Press release dated January 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 16, 2025

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Accounting Officer